Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Rory O’Dare, the Chief Executive Officer, Chief Financial Officer, Chairman of the Board of Directors and Treasurer of CHEVAL RESOURCES CORPORATION (the “Company”), DOES HEREBY CERTIFY that:

           1.  The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

      2.  Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

           IN WITNESS WHEREOF, each of the undersigned has executed this statement this 1st day of August, 2012.

Date: August 22, 2012

/s/ Rory O’Dare
Rory O’Dare
Principal Executive Officer
Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to CHEVAL RESOURCES CORPORATION and will be retained by CHEVAL RESOURCES CORPORATION and furnished to the Securities and Exchange Commission or its staff upon request.